UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 11, 2017

Elevate Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4150 International Plaza, Suite 300

Fort Worth, Texas 76109

(Address of principal executive offices, including ZIP code)

(817) 928-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

On April 11, 2017 Elevate Credit, Inc. (the “Company”) filed the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-207888), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective in connection with the closing of the initial public offering.

A copy of the Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of April 11, 2017, the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-207888), the Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective in connection with the closing of the Company’s initial public offering.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 11, 2017, the Company issued a press release announcing the closing of its initial public offering of 14,260,000 shares of its common stock (which includes 1,860,000 shares of common stock that were offered and sold pursuant to the full exercise of the underwriters’ over-allotment option) for net proceeds, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by the Company, of approximately $81 million. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

99.1	Press release, dated April 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2017	Elevate Credit, Inc.

/s/ Christopher Lutes
Christopher Lutes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

99.1	Press release, dated April 11, 2017.